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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                          JUNE 13, 2006 (JUNE 8, 2006)

                      MODERN MEDICAL MODALITIES CORPORATION
             (Exact name of registrant as specified in its charter)

            NEW JERSEY                                          22-3059258
 (State or other jurisdiction of                             (I.R.S.Employer
  incorporation or organization)                          Identification Number)

                               439 CHESTNUT STREET
                             UNION, NEW JERSEY 07083
               (Address of principal executive offices, Zip code)

                                  908-687-8840
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a -12).
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b)).
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))

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ITEM 5.02.      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On June 8, 2006, Mr. Jacov Hayut informed the Company that effective immediately he will step down as President, Secretary and as a member of the Company's board of directors.

         On June 8, 2006, the Company's board of directors unanimously approved a resolution appointing Paul W. Harrison to the board of directors filling the vacancy created by Mr. Jacov Hayut's resignation.

         From August 2005 to June 2006, Mr. Harrison was a consultant to the Company. Since 1994, he has been the Chairman and President of INEX Group, Inc, a technology holding company, and since 2004, the CEO of INEX's software subsidiary Attune, Inc. From 1998 to 2003, he was the Chairman and CEO of HealthWatch, a publicly-traded medical equipment and software company. From 1996 to 1998, he was the Chairman and CEO of Halis, Inc, a publicly-traded healthcare information systems company that was acquired by HealthWatch in 1998. From 1994 to 1998, Mr. Harrison was the CEO of PHE, Inc. and several other privately-held technology companies that were acquired. From 1993 to 1994, he was a Corporate Vice President with McKesson Corporation, a publicly-traded Fortune 500 healthcare company. From 1991 to 1993, he was the CEO of Biven, Inc., which was acquired by McKesson in 1993. From 1989 to 1991, Mr. Harrison was President of an information systems subsidiary with Lincoln National Corporation, a publicly-traded Fortune 500 financial services and insurance company. From 1986 to 1989, he was the President of Sotriss Corporation which was acquired by Lincoln National in 1989. He has a Business Degree (BBA) from Georgia State University. He also has many professional certifications, including a Chartered Financial Consultant (ChFC), a Chartered Life Underwriter (CLU), a Fellow of the Life Management Institute (FLMI), an Associate in Life and Health Claims (ALHC), a Health Insurance Associate (HIA), and is also Certified in Commercial Real Estate Appraisal (CCRA), is Certified in Homeland Security (CHS), and is a Certified Forensics Consultant (CFC).

         During each of the years ended December 31, 2005 and 2004 and from January 1, 2006 through the date hereof, the Company entered into the following transactions with Mr. Harrison directly or to parties which Mr. Harrison is affiliated:

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From August 2005 through June 8, 2006, Mr. Harrison was a consultant to the Company and was paid a monthly fee of $5,000. In April 2006, Union Imaging Associates entered into an agreement with Attune, Inc., a private company in which Mr. Harrison has an equity ownership, whereby Modern Medical paid Attune, Inc. $65,000 for the license of certain business software.

         Other than the above, there have been no transactions between the Company and Mr. Harrison during the last two years ended December 31, 2005 and 2004 and during the period from January 1, 2006 through the date hereof.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Modern Medical Modalities Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MODERN MEDICAL MODALITIES CORPORATION


Date: June 13, 2006                   /s/ Baruh Hayut
                                      ---------------
                                      Baruh Hayut, Chairman and Chief Executive
                                      Officer